Exhibit 99.1

Invocon, Inc

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INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and
Stockholders of Invocon, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Invocon, Inc. (the “Company”) as of December 31, 2024, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended, and the related notes (collectively referred to as, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Grassi & Co., CPAs, P.C.

We have served as the Company’s auditor since 2025.

Jericho, New York

March 24, 2026

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INVOCON, INC.

BALANCE SHEET

December 31, 2024
CURRENT ASSETS
Cash	$377,845
Accounts receivable, net	78,121
Prepaid expenses & other current assets	13,734
Contract assets	441,463
Total current assets	911,163

Property & equipment, net	1,869
Right of use assets	1,030,261
Total assets	$1,943,293

CURRENT LIABILITIES
Accounts payable	$13,554
Current maturities of lease liabilities	349,797
Contract liabilities	37,073
Accrued expenses	356,564
Total current liabilities	756,988

LONG-TERM LIABILITIES
Lease liabilities, less current maturities	680,464
Total long-term liabilities	680,464

Total liabilities	1,437,452

STOCKHOLDER’S EQUITY
Common stock, $0.10 par value, 2,000,000 shares authorized, 10,000 shares issued and outstanding	1,000
Additional paid-in capital	33,673
Retained earnings	471,168
Total stockholder’s equity	505,841

Total liabilities and stockholder’s equity	$1,943,293

The accompanying notes are an integral part of these financial statements.

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INVOCON, INC.

STATEMENTS OF OPERATIONS

For the year ended
December 31, 2024

Revenues	$3,783,978
Cost of revenues	817,693
Gross profit	2,966,285
Operating expenses
General and administrative	2,974,268
Research & development	316,130
Total operating expenses	3,290,398
Income from operations	(324,113)

Other income/(expense)
Interest income	1,797
Interest expense	(8,819)
Other income/(expense)	20,596
Total other income (expense)	13,574

Net income before income taxes	(310,539)
Income tax benefit/(expense)	-
Net Income	$(310,539)

The accompanying notes are an integral part of these financial statements.

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INVOCON, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2024

		Additional
	Common	Paid-in	Retained
	Stock	Capital	Earnings	Total
Balance at December 31, 2023	1,000	33,673	974,201	1,008,874
Net income	-	-	(310,539)	(310,539)
Distributions to shareholder	-	-	(192,494)	(192,494)
Balance at December 31, 2024	$1,000	$33,673	$471,168	$505,841

The accompanying notes are an integral part of these financial statements.

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INVOCON, INC.

STATEMENTS OF CASH FLOWS

For the year ended
December 31, 2024

Operating Activities
Net income	$(310,539)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,929
Non-cash lease expense	436,560
Changes in operating assets and liabilities
Accounts receivable	202,360
Prepaid expenses & other current assets	(9,171)
Contract assets	3,646,863
Contract liabilities	(259,696)
Accounts payable	(86,190)
Operating lease liabilities	(437,711)
Accrued expenses	(1,018,701)
Net cash provided by operating activities	2,168,704
Financing activities
Payments on letter of credit	(97,005)
Proceeds on related party liabilities	150,000
Payments on related party liabilities	(1,890,394)
Distributions to shareholder	(192,494)
Net cash used by financing activities	(2,029,893)

Net decrease in cash	138,811
Cash at beginning of year	239,034
Cash at end of year	$377,845

Supplemental Disclosure of Cash Flow Information:
Interest paid	$8,819

Supplemental Schedule of Non-Cash Investing and Financing Activities
Right-of-use assets acquired under operating lease	$1,087,154

The accompanying notes are an integral part of these financial statements.

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INVOCON, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2024

NOTE A - NATURE OF OPERATIONS

Invocon designs, manufactures, and supports advanced instrumentation, wireless sensing, and telemetry systems deployed across satellites, launch vehicles, target missiles, and space-based platforms. The Company’s technologies have supported numerous government and prime contractor programs, including multiple Space Shuttle and International Space Station systems, and the company maintains long-standing relationships across the Missile Defense Agency and leading aerospace and defense primes.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities, if any, at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivables and Allowance for Current Expected Credit Losses

Accounts receivables are recorded at the invoiced amount, net of an allowance for current expected credit losses. The Company performs on-going credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance based on the current expected credit loss (“CECL”) model. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost.

The Company estimates credit losses associated with our accounts receivable portfolio segment using an expected credit loss model, which utilizes an aging schedule methodology based on historical information and adjusted for asset-specific considerations, current economic conditions, and reasonable and supportable forecasts.

The Company made no reserve for allowance for credit losses at December 31, 2024, as the amount would have been immaterial.

The Company does not have any off-balance-sheet credit exposure to its customers at December 31, 2024.

As of December 31, 2024, and 2023, the Company had $78,121, and $280,481 of accounts receivable, respectively.

Revenue and Cost Recognition

Contracts

The Company’s revenue is derived from fixed price contracts with customers. Generally, contracts have a period from six months to two years.

The Company accounts for a contract when: (i) it has approval and commitment from both parties, (ii) the rights of the parties are identified, (iii) payment terms are identified, (iv) the contract has commercial substance, and (v) collectability of consideration is probable. The Company considers the start of a project to be when the above criteria have been met and it has written authorization from the customer to proceed.

Fixed price contracts

The Company’s revenue from fixed price contracts is recognized on the percentage-of-completion method, measured by the percentage of costs incurred to estimated total costs for each contract. When the job is started and in process, all actual costs incurred (labor and materials) are processed and reconciled at month end. The percentage of completion and revenue earned is calculated at month end. Billings are created based on contract criteria agreed upon and reconciled to determine if any costs in excess of billing or billings in excess of costs exist. Changes in job performance, job conditions, estimated contract costs and profitability, and final contract settlements may result in revisions to costs and income. The effects of these revisions are recognized in the period in which the revisions are determined. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. This measurement and comparison process requires updates to the estimate of total costs to complete the contract, and these updates may include subjective assessments and judgments.

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INVOCON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

Performance Obligations

Generally, the Company’s contracts contain one performance obligation. A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account. The Company’s performance of the contracts with customers typically provides a significant service of integrating a complex set of tasks and components into a single project or capability (even if that single project results in the delivery of multiple units), and as such, the entire contract and/or purchase order is accounted for as one performance obligation. The transaction price is allocated to the performance obligation and recognized as revenue when, or as, the performance obligation is satisfied with the continuous transfer of control to the customer.

Less commonly, a contract may be considered to have multiple performance obligations even when they are part of a single contract. For contracts with multiple performance obligations, the Company allocates the transaction price to each performance obligation using the best estimate of the standalone selling price of each distinct good or service in the contract.

The Company recognizes revenue over time for the services it performs as (i) control continuously transfers to the customer as work progresses at a project location controlled by the customer and (ii) the Company has the right to bill the customer as costs are incurred.

Variable Consideration

The transaction price for the Company’s contracts may include variable consideration, which includes changes to transaction price for approved and unapproved change orders, claims and incentives. Change orders, claims and incentives are generally not distinct from the existing contract due to the significant integration service provided in the context of the contract and are accounted for as a modification of the existing contract and performance obligation. The Company estimates variable consideration for a performance obligation at the probability weighted value it expects to receive (or the most probable amount it expects to incur in the case of liquidated damages, if any), utilizing estimation methods that best predict the amount of consideration to which it will be entitled (or will be incurred in the case of liquidated damages, if any). The Company includes variable consideration in the estimated transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is resolved. The Company’s estimates of variable consideration and determination of whether to include estimated amounts in transaction price are based largely on an assessment of its anticipated performance and all information (historical, current and forecasted) that is reasonably available to the Company. The effect of variable consideration on the transaction price of a performance obligation is recognized as an adjustment to revenue on a cumulative catch-up basis. To the extent unapproved change orders and claims reflected in transaction price (or accounted for as a reduction of the transaction price in the case of liquidated damages) are not resolved in the Company’s favor, or to the extent incentives reflected in transaction price are not earned, there could be reductions in, or reversals of, previously recognized revenue.

Contract Assets and Liabilities

Project contracts typically provide for a schedule of billings on percentage of completion of specific tasks inherent in the fulfillment of the Company’s performance obligation(s). The schedules for such billings usually do not precisely match the schedule on which costs are incurred. As a result, contract revenue recognized in the statements of operations can and usually does differ from amounts that can be billed to the customer at any point during the contract. Amounts by which cumulative contract revenue recognized on a contract as of a given date exceeds cumulative billings and unbilled receivables to the customer under the contract are reflected as a current asset in the balance sheets under the caption “Contract assets.” Amounts by which cumulative billings to the customer under a contract as of a given date exceed cumulative contract revenue recognized are reflected as a current liability in the balance sheets under the caption “Contract liabilities.” Stored materials represent items purchased in advance of its use on contracts and stored on the work sight. Revenues on uninstalled materials are recognized when control is transferred to the customer. Under certain circumstances (e.g., transfer of control occurs significantly before services are provided, the cost of the material is significant), revenue on certain uninstalled third-party materials is recognized when the cost is incurred; however, profit is not recognized until the material is ultimately in the project.

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INVOCON, INC.
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2024

The opening and closing balances of contract assets and contract liabilities from contracts with customers are as follows:

For the year ended
December 31, 2024
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts
Contract assets, beginning balance	$4,088,326
Changes in revenue billed, contract price or cost estimates	(3,646,863)
Contract assets, net, ending balance	$441,463
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts
Contract liabilities, beginning balance	(296,769)
Changes in revenue billed, contract price or cost estimates	259,696
Contract liabilities, ending balance	$(37,073)
Net Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts
Net billings in excess of costs, beginning balance	$3,791,557
Changes in revenue billed, contract price or cost estimates	(3,387,167)
Net billings in excess of costs, ending balance	$404,390

The following is a summary of the Company’s uncompleted contracts:

Year Ended December 31, 2024

Costs incurred on uncompleted contracts	$3,087,851
Estimated gross profit	800,564
3,888,415

Applicable billings to date	(3,484,025)
$404,390

For the year ended December 31, 2024, net revenue recognized from the Company’s performance obligations satisfied in previous periods was not material.

Property and Equipment

Property and equipment are carried at cost. Any self-constructed property and equipment is recorded at the total cost of the materials plus a standard cost for labor and overhead. Depreciation of property and equipment is determined using the double declining balance method for financial statement purposes at rates based on an estimated useful life of 5 years for all assets, with the exception of leasehold improvements, which are amortized on a straight-line basis over the shorter of (i) the lease term, or (ii) the estimated useful life.

Expenditures for major improvements that extend the useful lives of equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation expense amounted to $4,928 as of December 31, 2024.

Leases

The Company enters into various contractual arrangements for the right to use facilities, vehicles and equipment. The Company evaluates whether each of these arrangements contains a lease and classifies all identified leases as either operating or finance. If the arrangement is subsequently modified, the Company re-evaluates its classification. The lease term generally ranges from two to ten years for facilities and three to five years for vehicles and equipment. The Company’s lease terms may include the exercise of renewal or termination options when it is reasonably certain these options will be exercised. The Company’s lease agreements do not contain any material residual value guarantees or restrictive covenants.

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INVOCON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

Upon commencement of the lease, the Company recognizes a lease liability and corresponding right-of-use (“ROU”) asset for all leases with an initial term greater than twelve months. Lease liabilities represent the present value of the Company’s future lease payments over the expected lease term. As most of the Company’s leases do not provide an implicit rate, it generally uses its incremental borrowing rate as the discount rate in calculating the present value of the lease payments. The incremental borrowing rate is determined by identifying a synthetic credit rating for the company, where treasury functions are centrally managed, and adjusting the interest rates from associated indexes for differences in credit risk and interest rate risk. The Company has elected to combine the lease and non-lease components in the recognition of its lease liabilities across all classes of underlying assets. ROU assets represent the Company’s right to control the use of the leased asset during the lease and are recognized in an amount equal to the lease liability with adjustments for prepaid or accrued rent, lease incentives or unamortized initial direct costs. Costs associated with ROU assets are recognized on a straight-line basis over the term of the lease. The Company’s lease assets are tested for impairment in the same manner as long-lived assets used in operations.

Certain lease contracts include obligations to pay for other services, such as operations and maintenance. Where the costs of these services can be identified as fixed or fixed-in-substance, the costs are included as part of the future lease payments. If the cost is not fixed at the inception of the lease, the cost is recorded as a variable cost in the period incurred.

NOTE C – ACCOUNTS RECEIVABLE

Accounts receivables, net consist of the following:

December 31, 2024
Accounts receivable	$78,121
Allowance for credit losses	-
$78,121

Trade receivables include amounts due for shipped products and services rendered.

Allowance for credit losses includes estimated losses resulting from the inability of our customers to make the required payments.

NOTE D – ACCRUED EXPENSES

Accrued expenses consist of accrued vacation and sick leave earned by the employees and an accrual of labor costs billed in January 2025.

NOTE E - DEBT

During the year ended December 31, 2023, the company acquired a line of credit from Wells Fargo Bank for $183,000 at an annual interest rate of 12%. This line of credit was paid in full and closed at December 31, 2024.

NOTE F - LEASES

The Company entered into a contractual arrangement for the right to use facilities. The lease term was three years for the facilities. The lease agreements do not contain any material residual value guarantees or restrictive covenants.

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INVOCON, INC.
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2024

Operating lease liabilities were $1,030,261 as of December 31, 2024, with the current portion of $349,797 reported on the balance sheet as “Current maturities of lease liabilities” as of December 31, 2024.

December 31,
2024
Lease liabilities - current portion
Operating leases	349,797
$349,797

Lease liabilities - net of current portion
Operating leases	680,464
$680,464

A reconciliation of undiscounted cash flows to operating lease liabilities recognized in the balance sheet at December 31, 2024, is set forth below:

Years ending December 31,	Operating Leases
2025	$386,211
2026	386,211
2027	321,843
Undiscounted lease payments	1,094,265
Amount representing interest	(64,004)
Discounted lease payments	$1,030,261

Additional disclosures of lease data are set forth below:

For the year ended
December 31, 2024
Lease costs:
Operating lease costs	$436,560

Other information:
Cash paid for amounts included in the measurement of lease liabilities:	$437,711

Weighted-average remaining lease term - operating leases (months)	34

Weighted-average discount rate - operating leases	4.18%

NOTE G – RETIREMENT PLAN

The Company provides a retirement plan for the benefit of most employees that includes a 401(k) provision which allows employees to contribute and defer taxes on a portion of their compensation. The Company has the option to match employee contributions and/or make additional profit-sharing contributions to the plan. The Company’s matching contributions, which are included in general and administrative expenses, totaled $41,669 for the year ended December 31, 2024. The Company did not make any additional profit-sharing contributions to the plan for the year ended December 31, 2024.

NOTE H -ACCOUNTING FOR UNCERTAIN TAX POSITIONS

Management has determined that the Company does not have any unrecognized tax benefits at December 31, 2024.

Federal and state income tax returns are generally open and subject to the respective tax. authority’s examination for the current year and the previous three years.

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INVOCON, INC.
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2024

NOTE I - CONCENTRATIONS AND CASH AND CREDIT RISKS

At times during the years ended December 31, 2024, the Company’s cash balances may have exceeded federally insured limits.

At December 31, 2024, approximately 100% of the Company’s accounts receivable were from one customer.

For the year ended December 31, 2024, approximately 75% of the Company’s revenues were from two customers.

NOTE J – RELATED PARTY TRANSACTIONS

Prior to the year ended December 31, 2024, the Company received cash funding from Karl F. Kiefer, the company’s sole shareholder, In the amount of $1,740,934. During the year ended December 31, 2024, the company received an additional $150,000 of funding. The total amount of $1,890,394 was repaid at December 31, 2024.

NOTE K – SUBSEQUEST EVENTS

On January 8, 2026, all outstanding and issued shares of common stock were acquired by Cemtrex, Inc (“Cemtrex”). As a result of the transaction, Invocon became a wholly-owned subsidiary of the Cemtrex. The purchase price of $7,060,000 was paid in cash at closing.

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